Exhibit 99.3

                                             SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                      Millions of Dollars
                              ----------------------------------------------------------------------------------------------------
                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------

Income (Loss) from Continuing
 Operations
U.S. E&P                          1,181     1,300       995       872     4,348       916                                     916
International E&P                 1,372     2,004       909     1,215     5,500     1,413                                   1,413
------------------------------------------------------------------------------- --------------------------------------------------
Total E&P                         2,553     3,304     1,904     2,087     9,848     2,329                                   2,329
------------------------------------------------------------------------------- --------------------------------------------------
Midstream                           110       108       169        89       476        85                                      85
------------------------------------------------------------------------------- --------------------------------------------------
U.S. R&M                            297     1,433     1,444       741     3,915       896                                     896
International R&M                    93       275        20       178       566       240                                     240
------------------------------------------------------------------------------- --------------------------------------------------
Total R&M                           390     1,708     1,464       919     4,481     1,136                                   1,136
------------------------------------------------------------------------------- --------------------------------------------------
LUKOIL Investment                   249       387       487       302     1,425       256                                     256
Chemicals                           149       103       142        98       492        82                                      82
Emerging Businesses                   8       (12)       11         8        15        (1)                                     (1)
Corporate and Other                (168)     (412)     (301)     (306)   (1,187)     (341)                                   (341)
------------------------------------------------------------------------------- --------------------------------------------------
Consolidated                      3,291     5,186     3,876     3,197    15,550     3,546                                   3,546
=============================================================================== ==================================================
Cumulative Effect of
 Accounting Changes
U.S. E&P                              -         -         -         -         -         -                                       -
International E&P                     -         -         -         -         -         -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
Total E&P                             -         -         -         -         -         -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
Midstream                             -         -         -         -         -         -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
U.S. R&M                              -         -         -         -         -         -                                       -
International R&M                     -         -         -         -         -         -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
Total R&M                             -         -         -         -         -         -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
LUKOIL Investment                     -         -         -         -         -         -                                       -
Chemicals                             -         -         -         -         -         -                                       -
Emerging Businesses                   -         -         -         -         -         -                                       -
Corporate and Other                   -         -         -         -         -         -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
Consolidated                          -         -         -         -         -         -                                       -
=============================================================================== ==================================================
Income (Loss) from
 Discontinued Operations
Corporate and Other                   -         -         -         -         -         -                                       -
=============================================================================== ==================================================
Net Income (Loss)
U.S. E&P                          1,181     1,300       995       872     4,348       916                                     916
International E&P                 1,372     2,004       909     1,215     5,500     1,413                                   1,413
------------------------------------------------------------------------------- --------------------------------------------------
Total E&P                         2,553     3,304     1,904     2,087     9,848     2,329                                   2,329
------------------------------------------------------------------------------- --------------------------------------------------
Midstream                           110       108       169        89       476        85                                      85
------------------------------------------------------------------------------- --------------------------------------------------
U.S. R&M                            297     1,433     1,444       741     3,915       896                                     896
International R&M                    93       275        20       178       566       240                                     240
------------------------------------------------------------------------------- --------------------------------------------------
Total R&M                           390     1,708     1,464       919     4,481     1,136                                   1,136
------------------------------------------------------------------------------- --------------------------------------------------
LUKOIL Investment                   249       387       487       302     1,425       256                                     256
Chemicals                           149       103       142        98       492        82                                      82
Emerging Businesses                   8       (12)       11         8        15        (1)                                     (1)
Corporate and Other                (168)     (412)     (301)     (306)   (1,187)     (341)                                   (341)
------------------------------------------------------------------------------- --------------------------------------------------
Consolidated                      3,291     5,186     3,876     3,197    15,550     3,546                                   3,546
=============================================================================== ==================================================

                                                                                                                      Page 1 of 12

                                      INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                      Millions of Dollars
                              ----------------------------------------------------------------------------------------------------
                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------


Income from Continuing
 Operations
  Before Income Taxes
U.S. E&P                          1,853     2,062     1,598     1,380     6,893     1,425                                   1,425
International E&P                 2,862     3,814     3,460     2,948    13,084     2,894                                   2,894
------------------------------------------------------------------------------- --------------------------------------------------
Total E&P                         4,715     5,876     5,058     4,328    19,977     4,319                                   4,319
------------------------------------------------------------------------------- --------------------------------------------------
Midstream                           173       187       214       150       724       132                                     132
------------------------------------------------------------------------------- --------------------------------------------------
U.S. R&M                            512     2,260     2,282     1,195     6,249     1,400                                   1,400
International R&M                   112       343       107       222       784       218                                     218
------------------------------------------------------------------------------- --------------------------------------------------
Total R&M                           624     2,603     2,389     1,417     7,033     1,618                                   1,618
------------------------------------------------------------------------------- --------------------------------------------------
LUKOIL Investment                   257       398       496       311     1,462       262                                     262
Chemicals                           209       134       191       128       662       107                                     107
Emerging Businesses                   9       (20)       14        11        14        (3)                                     (3)
Corporate and Other                (190)     (496)     (425)     (428)   (1,539)     (369)                                   (369)
------------------------------------------------------------------------------- --------------------------------------------------
Consolidated                      5,797     8,682     7,937     5,917    28,333     6,066                                   6,066
=============================================================================== ==================================================
Income from Continuing
 Operations
 Effective Tax Rates
U.S. E&P                           36.3%     37.0%     37.7%     36.8%     36.9%     35.7%                                   35.7%
International E&P                  52.1%     47.5%     73.7%     58.8%     58.0%     51.2%                                   51.2%
------------------------------------------------------------------------------- --------------------------------------------------
Total E&P                          45.9%     43.8%     62.4%     51.8%     50.7%     46.1%                                   46.1%
------------------------------------------------------------------------------- --------------------------------------------------
Midstream                          36.4%     42.2%     21.0%     40.7%     34.3%     35.6%                                   35.6%
------------------------------------------------------------------------------- --------------------------------------------------
U.S. R&M                           42.0%     36.6%     36.7%     38.0%     37.3%     36.0%                                   36.0%
International R&M                  17.0%     19.8%     81.3%     19.8%     27.8%    -10.1%                                  -10.1%
------------------------------------------------------------------------------- --------------------------------------------------
Total R&M                          37.5%     34.4%     38.7%     35.1%     36.3%     29.8%                                   29.8%
------------------------------------------------------------------------------- --------------------------------------------------
LUKOIL Investment                   3.1%      2.8%      1.8%      2.9%      2.5%      2.3%                                    2.3%
Chemicals                          28.7%     23.1%     25.7%     23.4%     25.7%     23.4%                                   23.4%
Emerging Businesses                11.1%     40.0%     21.4%     27.3%     -7.1%     66.7%                                   66.7%
Corporate and Other                11.6%     16.9%     29.2%     28.5%     22.9%      7.6%                                    7.6%
------------------------------------------------------------------------------- --------------------------------------------------
Consolidated                       43.2%     40.3%     51.2%     46.0%     45.1%     41.5%                                   41.5%
=============================================================================== ==================================================

                                                                                                                      Page 2 of 12

                             CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

                                                                      Millions of Dollars
                              ----------------------------------------------------------------------------------------------------
                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------
U.S. E&P
Gain (loss) on asset sales            -        15         -        33        48        36                                      36
Impairments                           -       (26)        -       (10)      (36)        -                                       -
Insurance premium adjustments        (2)        -        (5)       (4)      (11)        -                                       -
Pending claims and
 settlements                          -         -        18         -        18         -                                       -
Business interruption
 insurance claims recovery            -         -        15         -        15         -                                       -
Enacted tax legislation               -         2         -         -         2         -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
  Total                              (2)       (9)       28        19        36        36                                      36
------------------------------------------------------------------------------- --------------------------------------------------
International E&P
Gain (loss) on asset sales            -        25         -         -        25       407                                     407
Insurance premium adjustments       (10)        -       (10)       (8)      (28)        -                                       -
International tax law changes         -       401      (270)      (31)      100        38                                      38
Impairments                           -         -        (4)     (104)     (108)      (88)                                    (88)
Business interruption
 insurance claims recovery            -         -        11         3        14         -                                       -
Pending claims and
 settlements                          -         -         -        25        25         -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
  Total                             (10)      426      (273)     (115)       28       357                                     357
------------------------------------------------------------------------------- --------------------------------------------------
Total E&P                           (12)      417      (245)      (96)       64       393                                     393
------------------------------------------------------------------------------- --------------------------------------------------
Midstream
Business interruption
 insurance claims recovery            -         -         -         5         5         -                                       -
DCP Midstream's sale of TEPPCO
 general ptnr                         -         -        30         -        30         -                                       -
Enacted tax legislation               -        (6)        -         -        (6)        -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
  Total                               -        (6)       30         5        29         -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
U.S. R&M
Impairments                           -         -       (35)     (192)     (227)      (13)                                    (13)
Insurance premium adjustments        (6)        -        (7)       (6)      (19)        -                                       -
Business interruption
 insurance claims recovery            -         -       111         -       111         -                                       -
Enacted tax legislation               -        34         -         -        34         -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
  Total                              (6)       34        69      (198)     (101)      (13)                                    (13)
------------------------------------------------------------------------------- --------------------------------------------------
International R&M
Impairments                           -         -      (214)        -      (214)      148                                     148
Insurance premium adjustments        (1)        -        (1)       (1)       (3)        -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
  Total                              (1)        -      (215)       (1)     (217)      148                                     148
------------------------------------------------------------------------------- --------------------------------------------------
Total R&M                            (7)       34      (146)     (199)     (318)      135                                     135
----------------------------------------------------------------------------------------------------------------------------------
LUKOIL Investment
Ownership interest adjustment         -         -        23         -        23         -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
  Total                               -         -        23         -        23         -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
Chemicals
Business interruption
 insurance claims recovery            -         -         7        13        20         -                                       -
Asset retirements recorded by
 CPChem                               -         -         -       (16)      (16)        -                                       -
Enacted tax legislation               -        (5)        -         -        (5)        -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
  Total                               -        (5)        7        (3)       (1)        -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
Emerging Businesses
Property write-down                   -       (14)        -         -       (14)        -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
  Total                               -       (14)        -         -       (14)        -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
Corporate and Other
Acquisition-related expenses         (5)      (39)      (32)      (22)      (98)      (13)                                    (13)
Premium on early debt
 retirement                           -         -         -         -         -       (14)                                    (14)
Pending claims and
 settlements                        (15)        -         -         -       (15)        -                                       -
Canada tax law change                 -       (10)        -         -       (10)        -                                       -
------------------------------------------------------------------------------- --------------------------------------------------
  Total                             (20)      (49)      (32)      (22)     (123)      (27)                                    (27)
------------------------------------------------------------------------------- --------------------------------------------------

Total Company                       (39)      377      (363)     (315)     (340)      501                                     501
=============================================================================== ==================================================

                                                                                                                      Page 3 of 12

                                                      CASH FLOW INFORMATION

                                                                      Millions of Dollars
                              ----------------------------------------------------------------------------------------------------
                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------
Cash Flows from Operating
 Activities
  Net income                      3,291     5,186     3,876     3,197    15,550     3,546                                   3,546
  DD&A and impairments            1,180     2,015     2,404     2,368     7,967     2,023                                   2,023
  Dry hole costs and leasehold
   impairments                       38        47        56       210       351       148                                     148
  Accretion on discounted
   liabilities                       60        73        74        74       281        79                                      79
  Deferred income taxes             168      (390)      495       (56)      217        77                                      77
  Undistributed equity
   earnings                         (67)     (687)     (253)       62      (945)     (557)                                   (557)
  Net gain on asset
   dispositions                      (3)      (53)       (8)      (52)     (116)     (499)                                   (499)
  Other                            (203)      189      (282)       95      (201)      (94)                                    (94)
  Net working capital changes       336    (1,536)     (127)     (261)   (1,588)    2,150                                   2,150
------------------------------------------------------------------------------- --------------------------------------------------
Net Cash Provided by
  Operating Activities            4,800     4,844     6,235     5,637    21,516     6,873                                   6,873
------------------------------------------------------------------------------- --------------------------------------------------
Cash Flows from Investing
 Activities
  Capital expenditures and
   investments*:
    E&P                          (2,206)   (2,172)   (2,454)   (2,681)   (9,513)   (2,570)                                 (2,570)
    Midstream                        (1)       (1)        -        (2)       (4)        -                                       -
    R&M                          (1,635)     (475)     (374)     (532)   (3,016)     (205)                                   (205)
    LUKOIL Investment              (612)     (648)     (702)     (753)   (2,715)        -                                       -
    Chemicals                         -         -         -         -         -         -                                       -
    Emerging Businesses             (12)      (28)       (6)      (37)      (83)      (31)                                    (31)
    Corporate and Other             (48)      (78)      (61)      (78)     (265)      (41)                                    (41)
------------------------------------------------------------------------------- --------------------------------------------------
      Total capital expend. &
       investments               (4,514)   (3,402)   (3,597)   (4,083)  (15,596)   (2,847)                                 (2,847)
  Acquisition of Burlington
   Resources Inc.*              (14,190)      (94)       (1)        -   (14,285)        -                                       -
  Proceeds from asset
   dispositions                       5        68       173       299       545     1,343                                   1,343
  Long-term advances
   to/collections from
    affiliates and other
     investments                   (115)     (151)     (251)     (140)     (657)     (144)                                   (144)
------------------------------------------------------------------------------- --------------------------------------------------
Net Cash Used for Investing
 Activities                     (18,814)   (3,579)   (3,676)   (3,924)  (29,993)   (1,648)                                 (1,648)
------------------------------------------------------------------------------- --------------------------------------------------
Cash Flows from Financing
 Activities
  Net issuance (repayment) of
   debt                          15,324    (2,756)   (1,630)     (706)   10,232    (3,491)                                 (3,491)
  Issuance of stock                  40        64        41        75       220        40                                      40
  Repurchase of stock                 -      (425)     (250)     (250)     (925)   (1,000)                                 (1,000)
  Dividends                        (496)     (595)     (593)     (593)   (2,277)     (674)                                   (674)
  Other                             (27)      (20)      (76)      (62)     (185)      (49)                                    (49)
------------------------------------------------------------------------------- --------------------------------------------------
Net Cash Provided by (Used
 for)
  Financing Activities           14,841    (3,732)   (2,508)   (1,536)    7,065    (5,174)                                 (5,174)
------------------------------------------------------------------------------- --------------------------------------------------
Effect of Exchange Rate
 Changes                            (33)      113        (9)      (56)       15        (8)                                     (8)
------------------------------------------------------------------------------- --------------------------------------------------
Net Change in Cash
  and Cash Equivalents              794    (2,354)       42       121    (1,397)       43                                      43
Cash and cash equivalents
  at beginning of period          2,214     3,008       654       696     2,214       817                                     817
------------------------------------------------------------------------------- --------------------------------------------------
Cash and Cash Equivalents
  at End of Period                3,008       654       696       817       817       860                                     860
=============================================================================== ==================================================
 * Net of cash acquired.

                                                                                                                      Page 4 of 12

                                                            TOTAL E&P

                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------
E&P Net Income ($ Millions)       2,553     3,304     1,904     2,087     9,848     2,329                                   2,329
=============================================================================== ==================================================

Production
Total, Including Equity
 Affiliates
  and Canadian Syncrude
   (MBOE/D)                       1,610     2,134     2,036     2,047     1,957     2,020                                   2,020
------------------------------------------------------------------------------- --------------------------------------------------
E&P segment plus LUKOIL
 Investment segment:              1,932     2,537     2,472     2,485     2,358     2,465                                   2,465
------------------------------------------------------------------------------- --------------------------------------------------
Crude Oil and Condensate
 (MB/D)
  Consolidated                      777       924       865       859       856       840                                     840
  Equity affiliates                 126       121       104       113       116       120                                     120
------------------------------------------------------------------------------- --------------------------------------------------
    Total                           903     1,045       969       972       972       960                                     960
=============================================================================== ==================================================
Sales of crude oil produced
 (MB/D)                             913     1,040       953       988       973       949                                     949
------------------------------------------------------------------------------- --------------------------------------------------
Natural Gas Liquids (MB/D)           97       152       146       150       136       150                                     150
------------------------------------------------------------------------------- --------------------------------------------------
Natural Gas (MMCF/D)
  Consolidated                    3,554     5,498     5,379     5,387     4,961     5,313                                   5,313
  Equity affiliates                  11        10         8         7         9         9                                       9
------------------------------------------------------------------------------- --------------------------------------------------
    Total                         3,565     5,508     5,387     5,394     4,970     5,322                                   5,322
==================================================================================================================================
Canadian Syncrude (MB/D)             16        19        23        26        21        23                                      23
------------------------------------------------------------------------------- --------------------------------------------------
Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                        63.28     70.40     70.38     59.94     66.00     57.99                                   57.99
  Brent dated                     61.75     69.62     69.49     59.68     65.14     57.76                                   57.76
Natural Gas ($/mmbtu)
  Henry Hub -- First of
   Month                           9.01      6.80      6.58      6.56      7.24      6.77                                    6.77
------------------------------------------------------------------------------- --------------------------------------------------
Average Realized Prices
Crude Oil and Condensate
 ($/bbl)
  Consolidated                    58.97     65.89     67.37     56.87     62.39     55.17                                   55.17
  Equity affiliates               43.38     52.28     46.98     41.79     46.01     40.02                                   40.02
  Total                           56.63     64.34     65.04     55.10     60.37     53.38                                   53.38
------------------------------------------------------------------------------- --------------------------------------------------
Natural Gas Liquids ($/bbl)       43.13     41.75     43.62     38.23     41.50     38.56                                   38.56
------------------------------------------------------------------------------- --------------------------------------------------
Natural Gas ($/mcf)
  Consolidated                     7.26      5.86      5.92      6.13      6.20      6.36                                    6.36
  Equity affiliates                0.23      0.36      0.32      0.32      0.30      0.48                                    0.48
  Total                            7.24      5.85      5.91      6.12      6.19      6.35                                    6.35
------------------------------------------------------------------------------- --------------------------------------------------
Exploration Charges ($
 Millions)
  Dry Holes                          19        15        18       142       194        62                                      62
  Lease Impairments                  19        33        37        68       157        86                                      86
------------------------------------------------------------------------------- --------------------------------------------------
    Total Non-Cash Charges           38        48        55       210       351       148                                     148
  Other (G&G and Lease
   Rentals)                          74        86       142       181       483       114                                     114
------------------------------------------------------------------------------- --------------------------------------------------
Total Exploration Charges           112       134       197       391       834       262                                     262
=============================================================================== ==================================================
Depreciation, Depletion and
  Amortization (DD&A) ($
   Millions)                        910     1,659     1,860     1,703     6,132     1,802                                   1,802
------------------------------------------------------------------------------- --------------------------------------------------

                                                                                                                      Page 5 of 12

                                                             U.S. E&P

                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------
U.S. E&P Net Income ($
 Millions)                        1,181     1,300       995       872     4,348       916                                     916
=============================================================================== ==================================================
 Alaska ($ Millions)                692       760       425       470     2,347       507                                     507
------------------------------------------------------------------------------- --------------------------------------------------
 Lower 48 ($ Millions)              489       540       570       402     2,001       409                                     409
------------------------------------------------------------------------------- --------------------------------------------------
Production
Total U.S. (MBOE/D)                 636       894       846       856       808       855                                     855
------------------------------------------------------------------------------- --------------------------------------------------
Crude Oil and Condensate
 (MB/D)
  Alaska                            283       279       234       257       263       276                                     276
  Lower 48                           64       120       119       113       104       104                                     104
------------------------------------------------------------------------------- --------------------------------------------------
    Total                           347       399       353       370       367       380                                     380
=============================================================================== ==================================================
Sales of crude oil produced
 (MB/D)                             363       398       355       371       371       372                                     372
------------------------------------------------------------------------------- --------------------------------------------------
Natural Gas Liquids (MB/D)*
  Alaska                             22        20        11        17        17        22                                      22
  Lower 48                           29        70        75        72        62        68                                      68
------------------------------------------------------------------------------- --------------------------------------------------
    Total                            51        90        86        89        79        90                                      90
=============================================================================== ==================================================
 *Includes reinjection volumes
  sold lease-to-lease:               14        14         7         9        11        16                                      16
----------------------------------------------------------------------------------------------------------------------------------
Natural Gas (MMCF/D)
  Alaska                            163       163       123       131       145       122                                     122
  Lower 48                        1,264     2,265     2,320     2,250     2,028     2,190                                   2,190
------------------------------------------------------------------------------- --------------------------------------------------
    Total                         1,427     2,428     2,443     2,381     2,173     2,312                                   2,312
=============================================================================== ==================================================
Average Realized Prices
Crude Oil and Condensate
 ($/bbl)
  Alaska
    North Slope                   52.92     59.89     62.85     51.11     58.43     48.83                                   48.83
------------------------------------------------------------------------------- --------------------------------------------------
    West Coast                    58.87     66.02     69.66     57.00     62.66     55.50                                   55.50
------------------------------------------------------------------------------- --------------------------------------------------
  Lower 48                        52.21     59.63     62.45     51.26     57.04     49.32                                   49.32
------------------------------------------------------------------------------- --------------------------------------------------
  Total U.S.                      57.70     64.09     67.25     55.26     61.09     53.78                                   53.78
------------------------------------------------------------------------------- --------------------------------------------------
Natural Gas Liquids ($/bbl)
  Alaska                          58.88     65.25     67.12     57.03     61.06     55.27                                   55.27
------------------------------------------------------------------------------- --------------------------------------------------
  Lower 48                        38.20     38.29     41.34     34.51     38.10     36.46                                   36.46
------------------------------------------------------------------------------- --------------------------------------------------
  Total U.S.                      43.00     40.45     42.68     36.74     40.35     37.86                                   37.86
------------------------------------------------------------------------------- --------------------------------------------------
Natural Gas ($/mcf)
  Alaska                           3.58      3.42      3.36      4.05      3.59      4.19                                    4.19
------------------------------------------------------------------------------- --------------------------------------------------
  Lower 48                         7.50      5.81      6.00      5.85      6.14      6.21                                    6.21
------------------------------------------------------------------------------- --------------------------------------------------
  Total U.S.                       7.42      5.78      5.98      5.84      6.11      6.19                                    6.19
------------------------------------------------------------------------------- --------------------------------------------------
Kenai, Alaska LNG Sales
  Volume (MMCF/D)                   128       126       110        88       113       104                                     104
------------------------------------------------------------------------------- --------------------------------------------------
  Sales price per MCF              6.45      5.16      6.16      6.33      6.00      5.83                                    5.83
------------------------------------------------------------------------------- --------------------------------------------------
U.S. Exploration Charges ($
 Millions)
  Dry Holes                           8         3         8        67        86        13                                      13
  Lease Impairments                   8        15        13        46        82        43                                      43
------------------------------------------------------------------------------- --------------------------------------------------
    Total Non-Cash Charges           16        18        21       113       168        56                                      56
  Other (G&G and Lease
   Rentals)                          14         1        66        55       136        26                                      26
------------------------------------------------------------------------------- --------------------------------------------------
Total U.S. Exploration
 Charges                             30        19        87       168       304        82                                      82
=============================================================================== ==================================================
Alaska Only                          18        (7)       50        21        82        17                                      17
------------------------------------------------------------------------------- --------------------------------------------------

DD&A ($ Millions)
    Alaska                          132       135       137       151       555       168                                     168
    Lower 48                        251       634       784       623     2,292       618                                     618
------------------------------------------------------------------------------- --------------------------------------------------
      Total U.S.                    383       769       921       774     2,847       786                                     786
=============================================================================== ==================================================

                                                                                                                      Page 6 of 12

                                                        INTERNATIONAL E&P

                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------
International E&P
  Net Income ($ Millions)         1,372     2,004       909     1,215     5,500     1,413                                   1,413
=============================================================================== ==================================================
Production
Total, Including Equity
 Affiliates
  and Canadian Syncrude
   (MBOE/D)                         974     1,240     1,190     1,191     1,149     1,165                                   1,165
------------------------------------------------------------------------------- --------------------------------------------------
Crude Oil and Condensate
 (MB/D)
  Consolidated
    Norway                          188       192       190       185       189       179                                     179
    United Kingdom                   62        57        50        56        56        55                                      55
    Canada                           22        27        26        27        25        21                                      21
    China                            25        34        36        36        33        38                                      38
    Indonesia                        14        14        11        10        12        13                                      13
    Vietnam                          31        22        24        23        25        23                                      23
    Timor Sea                        39        39        40        27        36        24                                      24
    Libya                             -        74        71        56        50        45                                      45
    Other                            49        66        64        69        63        62                                      62
  Equity affiliates
    Canada                            -         -         -         -         -        23                                      23
    Russia                           16        15        15        14        15        15                                      15
    Venezuela                       110       106        89        99       101        82                                      82
------------------------------------------------------------------------------- --------------------------------------------------
  Total                             556       646       616       602       605       580                                     580
=============================================================================== ==================================================
Sales of crude oil produced
 (MB/D)                             550       642       598       617       602       577                                     577
------------------------------------------------------------------------------- --------------------------------------------------
Natural Gas Liquids (MB/D)
  Norway                             11         8         9         8         9         8                                       8
  Canada                              9        30        28        31        25        31                                      31
  Timor Sea                          20        20        20        15        18        12                                      12
  Other                               6         4         3         7         5         9                                       9
------------------------------------------------------------------------------- --------------------------------------------------
  Total                              46        62        60        61        57        60                                      60
=============================================================================== ==================================================
Natural Gas (MMCF/D)
  Consolidated
    Norway                          269       260       260       291       270       247                                     247
    United Kingdom                  851       796       665       734       761       785                                     785
    Canada                          424     1,204     1,154     1,140       983     1,152                                   1,152
    China                             -        10         8         9         7        11                                      11
    Timor Sea                       144       251       300       243       235       243                                     243
    Indonesia                       294       323       342       315       319       331                                     331
    Vietnam                          24        19        20        20        21        15                                      15
    Libya                             -         -         -        17         4         5                                       5
    Other                           121       207       187       237       188       212                                     212
  Equity affiliates
    Canada                            -         -         -         -         -         -                                       -
    Russia                            -         -         -         -         -         -                                       -
    Venezuela                        11        10         8         7         9         9                                       9
------------------------------------------------------------------------------- --------------------------------------------------
    Total                         2,138     3,080     2,944     3,013     2,797     3,010                                   3,010
=============================================================================== ==================================================
Canadian Syncrude (MB/D)             16        19        23        26        21        23                                      23
------------------------------------------------------------------------------- --------------------------------------------------
Darwin, Australia LNG Sales
 (MMCF/D)                           136       305       411       382       310       388                                     388
------------------------------------------------------------------------------- --------------------------------------------------

                                                                                                                      Page 7 of 12

                                                  INTERNATIONAL E&P (continued)

                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------
Average Realized Prices
Crude Oil and Condensate
 ($/bbl)
  Consolidated
    Norway                        61.36     68.64     68.48     60.07     64.61     57.36                                   57.36
    United Kingdom                59.13     65.32     64.67     58.71     62.08     55.52                                   55.52
    Canada                        44.28     60.86     61.00     49.28     54.25     48.70                                   48.70
    China                         57.90     66.68     64.68     51.06     60.00     54.93                                   54.93
    Indonesia                     57.94     58.15     62.69     52.21     57.80     54.66                                   54.66
    Vietnam                       62.34     68.53     71.35     56.77     64.75     57.88                                   57.88
    Timor Sea                     60.37     66.98     66.84     57.27     63.21     59.15                                   59.15
    Libya                             -     68.07     67.75     58.19     65.11     56.19                                   56.19
    Other                         62.95     69.20     70.39     60.92     65.85     55.73                                   55.73
  Equity affiliates
    Canada                            -         -         -         -         -     32.46                                   32.46
    Russia                        40.86     46.87     48.29     36.86     43.20     37.92                                   37.92
    Venezuela                     43.71     53.03     46.78     42.48     46.40     42.54                                   42.54
  Total                           55.92     64.50     63.73     55.00     59.92     53.12                                   53.12
------------------------------------------------------------------------------- --------------------------------------------------
Natural Gas Liquids ($/bbl)
  Norway                          42.55     40.99     43.91     39.46     41.61     38.82                                   38.82
  Canada                          46.21     46.73     46.16     43.87     45.62     41.15                                   41.15
  Timor Sea                       46.68     41.35     45.63     41.62     43.95     44.13                                   44.13
  Other                           27.16     33.82     26.79     19.33     26.23     27.18                                   27.18
  Total                           43.25     43.28     44.89     40.25     42.89     39.38                                   39.38
------------------------------------------------------------------------------- --------------------------------------------------
Natural Gas ($/mcf)
  Consolidated
    Norway                         7.28      7.09      7.48      8.58      7.61      7.00                                    7.00
    United Kingdom                 8.81      6.84      7.08      8.52      7.85      8.14                                    8.14
    Canada                         6.28      5.47      5.43      5.91      5.67      6.38                                    6.38
    China                             -      1.90      4.11      2.80      2.87      2.64                                    2.64
    Timor Sea                      0.67      0.65      0.69      0.74      0.69      0.76                                    0.76
    Indonesia                      7.45      7.53      6.71      5.78      6.86      6.04                                    6.04
    Vietnam                        1.07      1.07      1.07      1.05      1.06      1.10                                    1.10
    Libya                             -         -         -      0.09      0.09      0.07                                    0.07
    Other                          0.82      2.57      2.04      2.02      1.98      2.71                                    2.71
  Equity affiliates
    Canada                            -         -         -         -         -         -                                       -
    Russia                            -         -         -         -         -         -                                       -
    Venezuela                      0.23      0.36      0.32      0.32      0.30      0.29                                    0.29
  Total                            7.13      5.90      5.85      6.36      6.25      6.47                                    6.47
------------------------------------------------------------------------------- --------------------------------------------------
International Exploration
 Charges ($ Millions)
  Dry Holes                          11        12        10        75       108        49                                      49
  Lease Impairments                  11        18        24        22        75        43                                      43
------------------------------------------------------------------------------- --------------------------------------------------
    Total Non-Cash Charges           22        30        34        97       183        92                                      92
  Other (G&G and Lease
   Rentals)                          60        85        76       126       347        88                                      88
------------------------------------------------------------------------------- --------------------------------------------------
Total International
 Exploration Charges                 82       115       110       223       530       180                                     180
=============================================================================== ==================================================

DD&A ($ Millions)                   527       890       939       929     3,285     1,016                                   1,016
------------------------------------------------------------------------------- --------------------------------------------------

                                                                                                                      Page 8 of 12

                                                               R&M

                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------
R&M Net Income ($ Millions)         390     1,708     1,464       919     4,481     1,136                                   1,136
=============================================================================== ==================================================

 United States ($ Millions)         297     1,433     1,444       741     3,915       896                                     896
------------------------------------------------------------------------------- --------------------------------------------------
 International ($ Millions)          93       275        20       178       566       240                                     240
------------------------------------------------------------------------------- --------------------------------------------------
Market Indicators
U.S. East Coast Crack Spread
 ($/bbl)                           7.52     15.21     10.54      7.86     10.28     11.81                                   11.81
U.S. Gulf Coast Crack Spread
 ($/bbl)                           8.28     17.26     11.00      6.77     10.83     10.06                                   10.06
U.S. Group Central Crack
 Spread ($/bbl)                    9.81     19.60     17.75     10.11     14.32     14.84                                   14.84
U.S. West Coast Crack Spread
 ($/bbl)                          18.87     32.47     21.70     20.36     23.35     28.68                                   28.68
U.S. Weighted 3:2:1 Crack
 Spread ($/bbl)                   10.56     20.39     14.86     10.49     14.07     15.30                                   15.30
NW Europe Crack Spread
 ($/bbl)                          10.18     15.20     14.18     11.46     12.75     12.06                                   12.06
Singapore 3:1:2 Crack Spread
 ($/bbl)                          10.58     19.30     15.13     11.03     14.01     14.06                                   14.06
U.S. Wholesale Gasoline Mktg
 Mrgn ($/bbl)                      0.71      1.83      5.75      1.81      2.52      1.15                                    1.15
------------------------------------------------------------------------------- --------------------------------------------------
Realized Margins
Refining Margin ($/bbl)
  U.S.                            10.18     17.23     14.10     11.39     13.29     11.87                                   11.87
  International                    5.30      7.64      6.46      6.22      6.50      5.06                                    5.06
------------------------------------------------------------------------------- --------------------------------------------------
Marketing Margin ($/bbl)*
  U.S.                             0.12      0.48      2.92      1.34      1.23      1.31                                    1.31
  International                    6.07      6.67     11.17      9.50      8.38      7.08                                    7.08
------------------------------------------------------------------------------- --------------------------------------------------
DD&A ($ Millions)                   239       253       246       266     1,004       191                                     191
------------------------------------------------------------------------------- --------------------------------------------------
Turnaround Expense ($
 Millions)                          163       115        42        94       414        75                                      75
------------------------------------------------------------------------------- --------------------------------------------------
Eastern U.S.
Crude Oil Charge Input (MB/D)       354       281       377       411       356       411                                     411
Total Charge Input (MB/D)           359       309       418       457       386       460                                     460
Crude Oil Capacity
 Utilization (%)                     84%       66%       89%       97%       84%       97%                                     97%
Clean Product Yield (%)              90%       87%       88%       90%       89%       89%                                     89%
------------------------------------------------------------------------------- --------------------------------------------------
U.S. Gulf Coast
Crude Oil Charge Input (MB/D)       529       681       730       737       670       744                                     744
Total Charge Input (MB/D)           587       777       822       812       750       823                                     823
Crude Oil Capacity
 Utilization (%)                     72%       93%      100%      101%       91%      102%                                    102%
Clean Product Yield (%)              74%       81%       83%       80%       80%       81%                                     81%
------------------------------------------------------------------------------- --------------------------------------------------
Western U.S.
Crude Oil Charge Input (MB/D)       386       419       420       397       406       333                                     333
Total Charge Input (MB/D)           419       443       446       426       433       375                                     375
Crude Oil Capacity
 Utilization (%)                     94%      101%      102%       96%       98%       81%                                     81%
Clean Product Yield (%)              79%       81%       80%       79%       80%       79%                                     79%
------------------------------------------------------------------------------- --------------------------------------------------
Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)       571       619       600       583       593       185                                     185
Total Charge Input (MB/D)           613       663       638       621       634       188                                     188
Crude Oil Capacity
 Utilization (%)                     89%       97%       94%       91%       93%       99%                                     99%
Clean Product Yield (%)              84%       86%       85%       85%       85%       88%                                     88%
------------------------------------------------------------------------------- --------------------------------------------------
Central U.S. - Equity
 Affiliates - Net Share**
Crude Oil Charge Input (MB/D)         -         -         -         -         -       265                                     265
Total Charge Input (MB/D)             -         -         -         -         -       288                                     288
Crude Oil Capacity
 Utilization (%)                      -         -         -         -         -        96%                                     96%
Clean Product Yield (%)               -         -         -         -         -        82%                                     82%
------------------------------------------------------------------------------- --------------------------------------------------
TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)     1,840     2,000     2,127     2,128     2,025     1,938                                   1,938
Total Charge Input (MB/D)         1,978     2,192     2,324     2,316     2,203     2,134                                   2,134
Crude Oil Capacity
 Utilization (%)                     83%       91%       96%       96%       92%       95%                                     95%
Clean Product Yield (%)              81%       83%       84%       83%       83%       83%                                     83%
------------------------------------------------------------------------------- --------------------------------------------------
Refined Products Production
 (MB/D)
Gasoline                            890     1,031     1,084     1,061     1,017       962                                     962
Distillates                         684       764       821       824       774       762                                     762
Other                               414       403       429       440       422       428                                     428
------------------------------------------------------------------------------- --------------------------------------------------
  Total                           1,988     2,198     2,334     2,325     2,213     2,152                                   2,152
=============================================================================== ==================================================
Petroleum Products Sales
 (MB/D)
Gasoline                          1,258     1,300     1,369     1,416     1,336     1,258                                   1,258
Distillates                         813       820       848       921       850       862                                     862
Other                               517       555       519       535       531       480                                     480
----------------------------------------------------------------------------------------------------------------------------------
  Total                           2,588     2,675     2,736     2,872     2,717     2,600                                   2,600
==================================================================================================================================

*    Represents marketing sales price less product costs for all distribution channels other than commercial product supply.

**   Represents a 50 percent and 85 percent interest in the Wood River and Borger refineries, respectively. These refineries were contributed to a business venture with EnCana, effective January 1, 2007.

                                                                                                                      Page 9 of 12

                                                         R&M (continued)

                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------
International - Consolidated*
Crude Oil Charge Input (MB/D)       357       505       474       461       450       503                                     503
Total Charge Input (MB/D)           369       550       503       494       479       532                                     532
Crude Oil Capacity
 Utilization (%)                     94%       92%       86%       83%       88%       91%                                     91%
Clean Product Yield (%)              71%       64%       69%       72%       69%       68%                                     68%
------------------------------------------------------------------------------- --------------------------------------------------
International - Equity
 Affiliates - Net Share**
Crude Oil Charge Input (MB/D)       133       144       143       144       141       120                                     120
Total Charge Input (MB/D)           137       149       149       147       145       121                                     121
Crude Oil Capacity
 Utilization (%)                     94%      102%      102%      102%      100%       83%                                     83%
Clean Product Yield (%)              82%       82%       81%       80%       81%       77%                                     77%
------------------------------------------------------------------------------- --------------------------------------------------
TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)       490       649       617       605       591       623                                     623
Total Charge Input (MB/D)           506       699       652       641       624       653                                     653
Crude Oil Capacity
 Utilization (%)                     94%       94%       89%       87%       91%       90%                                     90%
Clean Product Yield (%)              74%       68%       72%       74%       72%       70%                                     70%
------------------------------------------------------------------------------- --------------------------------------------------
Refined Products Production
 (MB/D)
Gasoline                            142       165       165       172       161       160                                     160
Distillates                         228       297       288       291       276       289                                     289
Other                               130       233       190       170       181       195                                     195
------------------------------------------------------------------------------- --------------------------------------------------
  Total                             500       695       643       633       618       644                                     644
=============================================================================== ==================================================
Petroleum Products Sales
 (MB/D)
Gasoline                            197       225       204       186       203       176                                     176
Distillates                         339       397       374       399       377       381                                     381
Other                               159       249       171       135       179       156                                     156
------------------------------------------------------------------------------- --------------------------------------------------
  Total                             695       871       749       720       759       713                                     713
=============================================================================== ==================================================
Worldwide - Including Net
 Share of Equity Affiliates
Crude Oil Charge Input (MB/D)     2,330     2,649     2,744     2,733     2,616     2,561                                   2,561
Total Charge Input (MB/D)         2,484     2,891     2,976     2,957     2,827     2,787                                   2,787
Crude Oil Capacity
 Utilization (%)                     85%       91%       95%       94%       92%       94%                                     94%
Clean Product Yield (%)              79%       80%       81%       81%       80%       80%                                     80%
------------------------------------------------------------------------------- --------------------------------------------------
Refined Products Production
 (MB/D)
Gasoline                          1,032     1,196     1,249     1,233     1,178     1,122                                   1,122
Distillates                         912     1,061     1,109     1,115     1,050     1,051                                   1,051
Other                               544       636       619       610       603       623                                     623
------------------------------------------------------------------------------- --------------------------------------------------
  Total                           2,488     2,893     2,977     2,958     2,831     2,796                                   2,796
=============================================================================== ==================================================
Petroleum Products Sales
 (MB/D)
Gasoline                          1,455     1,525     1,573     1,602     1,539     1,434                                   1,434
Distillates                       1,152     1,217     1,222     1,320     1,227     1,243                                   1,243
Other                               676       804       690       670       710       636                                     636
------------------------------------------------------------------------------- --------------------------------------------------
  Total                           3,283     3,546     3,485     3,592     3,476     3,313                                   3,313
=============================================================================== ==================================================

*    Represents our Humber refinery in the United Kingdom, the Whitegate refinery in Ireland, and, effective March 1, 2006, our
     Wilhelmshaven refinery in Germany.

**   Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany; 16.33 percent interest in two refineries in
     Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery in Melaka, Malaysia.

                                                                                                                    Page 10 of 12

                                                        LUKOIL INVESTMENT

                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------
LUKOIL Investment
  Net Income ($ Millions)           249       387       487       302     1,425       256                                     256
=============================================================================== ==================================================
Upstream
Production*
Net crude oil production
 (MB/D)                             306       346       388       397       360       393                                     393
Net natural gas production
 (MMCF/D)                            98       343       288       247       244       309                                     309
BOE Total (MBOE/D)                  322       403       436       438       401       445                                     445
------------------------------------------------------------------------------- --------------------------------------------------
 * Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
  Urals crude (CIF
   Mediterranean)                 58.25     64.85     65.81     56.48     61.35     53.96                                   53.96
------------------------------------------------------------------------------- --------------------------------------------------
Downstream
Refinery Throughput*
Crude Processed (MB/D)              163       168       164       220       179       219                                     219
------------------------------------------------------------------------------- --------------------------------------------------
 * Represents our estimated net share of LUKOIL's crude processed.


                                                            MIDSTREAM

                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------
Midstream Net Income ($
 Millions)                          110       108       169        89       476        85                                      85
=============================================================================== ==================================================
U.S. Equity Affiliate ($
 Millions)*                          93        91       128        73       385        50                                      50
------------------------------------------------------------------------------- --------------------------------------------------
Natural Gas Liquids Extracted
 (MB/D)
Consolidated
  United States                      23        22        23        21        22        15                                      15
  International                       -         -         -         -         -         -                                       -
Equity Affiliates
  United States*                    178       183       180       181       181       174                                     174
  International                       6         6         7         7         6         8                                       8
------------------------------------------------------------------------------- --------------------------------------------------
Total                               207       211       210       209       209       197                                     197
=============================================================================== ==================================================
 * Represents 50 percent interest in DCP Midstream.

Natural Gas Liquids
 Fractionated (MB/D)
United States*                      141       125       124       136       131       161                                     161
International                        11        14        14        12        13        13                                      13
------------------------------------------------------------------------------- --------------------------------------------------
Total                               152       139       138       148       144       174                                     174
=============================================================================== ==================================================
 * Excludes DCP Midstream

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                    37.64     41.73     44.10     37.41     40.22     37.73                                   37.73
  DCP Midstream                   37.29     41.18     43.00     36.34     39.45     36.55                                   36.55
------------------------------------------------------------------------------- --------------------------------------------------
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.


DD&A ($ Millions)                     7         8         7         7        29         4                                       4
------------------------------------------------------------------------------- --------------------------------------------------

                                                                                                                     Page 11 of 12

                                                            CHEMICALS

                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------
Chemicals
  Net Income (Loss) ($
   Millions)                        149       103       142        98       492        82                                      82
=============================================================================== ==================================================
Industry Margins (Cents/Lb)*
Ethylene industry cash margin      20.5      14.3      17.0      16.0      17.0      11.1                                    11.1
HDPE industry contract sales
 margin                            15.9      14.0      13.9      11.9      13.9      13.5                                    13.5
Styrene industry contract
 sales margin                      12.5      11.9      11.3      11.5      11.8      11.1                                    11.1
----------------------------------------------------------------------------------------------------------------------------------

*    Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.


                                                       EMERGING BUSINESSES

                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------
Emerging Businesses
  Net Income (Loss) ($
   Millions)                          8       (12)       11         8        15        (1)                                     (1)
=============================================================================== ==================================================
Detail of Net Income (Loss)
 ($ Millions)
Power                                31         3        26        22        82        13                                      13
Technology Solutions                (12)       (4)       (3)       (4)      (23)       (3)                                     (3)
Other                               (11)      (11)      (12)      (10)      (44)      (11)                                    (11)
------------------------------------------------------------------------------- --------------------------------------------------
Total                                 8       (12)       11         8        15        (1)                                     (1)
=============================================================================== ==================================================


                                                       CORPORATE AND OTHER

                                                    2006                                              2007
                              ------------------------------------------------- --------------------------------------------------
                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr       YTD
                              ------------------------------------------------- --------------------------------------------------
Corporate and Other
  Net Income (Loss) ($
   Millions)                       (168)     (412)     (301)     (306)   (1,187)     (341)                                   (341)
=============================================================================== ==================================================
Detail of Net Income (Loss)
 ($ Millions)
Net interest expense                (93)     (267)     (242)     (268)     (870)     (244)                                   (244)
Corporate overhead                  (26)      (39)      (35)      (33)     (133)      (23)                                    (23)
Acquisition-related expenses         (5)      (39)      (32)      (22)      (98)      (13)                                    (13)
Other                               (44)      (67)        8        17       (86)      (61)                                    (61)
------------------------------------------------------------------------------- --------------------------------------------------
Total                              (168)     (412)     (301)     (306)   (1,187)     (341)                                   (341)
=============================================================================== ==================================================
Before-Tax Net Interest
 Expense ($ Millions)
Interest expense                   (226)     (468)     (417)     (434)   (1,545)     (395)                                   (395)
Capitalized interest                111       107       110       130       458       135                                     135
Interest revenue                     30        35        38         2       105        31                                      31
Premium on early debt
 retirement                           -         -         -         -         -       (17)                                    (17)
------------------------------------------------------------------------------- --------------------------------------------------
                                    (85)     (326)     (269)     (302)     (982)     (246)                                   (246)
=============================================================================== ==================================================
Debt
Total Debt ($ Millions)          32,193    29,510    27,807    27,134    27,134    23,668                                  23,668
Debt-to-Capital Ratio                30%       27%       25%       24%       24%       22%                                     22%
------------------------------------------------------------------------------- --------------------------------------------------

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